UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Team Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

8 West Peoria, Suite 200
Paola, Kansas 66071
(913) 294-9667

VOTE THE WHITE PROXY CARD TO SUPPORT MANAGEMENT’S NOMINEES AS

RECOMMENDED BY ONE OF THE NATION’S LEADING INDEPENDENT PROXY

ADVISORY FIRMS

June 6, 2008

Dear Fellow Shareholder:

                As you make your final vote in electing directors at our June 17th Annual Meeting, we strongly urge you to follow the recommendations of Glass Lewis, one of the nation’s leading independent proxy advisory firms, and vote your shares FOR the election of the Company’s nominees.  We are pleased to report that Glass Lewis recommended that the Company’s shareholders vote for all of management’s director nominees at our annual meeting.  Glass Lewis is widely recognized as one of the nation’s leading independent proxy voting and corporate governance advisory firms.  This firm’s analyses and recommendations are considered by hundreds of major institutional investment firms, mutual funds and fiduciaries throughout the United States.  Glass Lewis reviewed our proxy materials (and other SEC filings) and the proxy material of dissident shareholder Keith Edquist, and concluded that our shareholders should vote for the Company’s three nominees, namely Robert Blachly, Carolyn Jacobs and Denis Kurtenbach.

                We urge all shareholders to vote FOR the election of all nominees proposed by your board.  Please discard any gold proxy card sent to you by the dissident shareholder.  To vote your shares, please sign, date and return the enclosed WHITE proxy card by mailing in the enclosed pre-addressed stamped envelope.

                We appreciate your continued support.

On behalf of your Board of Directors,

Robert J. Weatherbie

Chairman, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT!

1.             To vote FOR your Company’s nominees, you MUST execute a WHITE proxy card.

2.             The Board of Directors urges you to DISCARD any gold proxy cards that you may have received.  A “WITHHOLD AUTHORITY” vote on the gold proxy card is NOT a vote for the Company’s nominees.

3.             If you have voted on a gold proxy card but wish to support your Company’s nominees, please sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided as soon as possible.  You can also vote by telephone or internet by following the instructions on your proxy card.

4.             Remember — ONLY YOUR LATEST DATED PROXY WILL DETERMINE HOW YOUR SHARES ARE TO BE VOTED AT THE MEETING.

5.             If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and direct them to vote your shares FOR your Company’s nominees on the WHITE proxy card.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor.

199 Water Street — 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (866) 344-8965

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with its 2008 Annual Meeting, Team Financial, Inc. has filed a definitive proxy statement, WHITE proxy card and other definitive materials with the U.S. Securities and Exchange Commission (“SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TEAM FINANCIAL, INC. AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may contact Robert J. Weatherbie at (913) 294-9667 or by email at bob.weatherbie@teamfinancialinc.com. Investors may also obtain a free copy of the proxy statement and other relevant documents as well as other materials filed with the SEC concerning Team Financial, Inc. at the SEC’s website at http://www.sec.gov. These materials and other documents may also be obtained for free from: Secretary, Team Financial, Inc., 8 West Peoria, Suite 200, Paola, Kansas 66071 (913) 294-9667.

                We have retained Georgeson Inc. to solicit proxies in connection with our 2008 annual meeting of shareholders.  We have agreed to pay Georgeson Inc. a base fee not to exceed $30,000 plus out of pocket expenses. The aggregate fee will vary considerably based on the number and length of telephone solicitations made.  We have also agreed to reimburse Georgeson Inc. for its expenses for such solicitation services.  We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Team Financial, Inc. and its directors are, and certain of its officers and employees may be deemed to be, participants in the solicitation of proxies from Team Financial’s shareholders with respect to the matters considered at the Team Financial, Inc. 2008 Annual Meeting. Information regarding these directors, and these certain officers and employees, is included in the definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2008, and definitive material filed on May 31, 2008. Security holders can also obtain information with respect to the identity of the participants and potential participants in the solicitation and a description of their direct or indirect interests, by security holdings or otherwise, for free, by contacting: Secretary, Team Financial, Inc., 8 West Peoria, Suite 200, Paola, Kansas 66071 (913) 294-9667. More detailed information with respect to the identity of the participants, and their direct or indirect interests, by security holdings or otherwise, has been and will be set forth in our definitive proxy statement and other proxy related materials to be filed with the SEC in connection with the Team Financial, Inc. 2008 Annual Meeting.

FORWARD-LOOKING STATEMENTS

This correspondence contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from historical income and those presently anticipated or projected.  The Company cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date of this correspondence.  Such risks and uncertainties include those detailed in the Company’s filings with the Securities and Exchange Commission, risks of adverse changes in results of operations, risks related to the Company’s expansion strategies, risks relating to loans and investments, including the effect of the change of the economic conditions in areas the Company’s borrowers are located, risks associated with the adverse effects of governmental regulation,  changes in regulatory oversight, interest rates, and competition for the Company’s customers by other providers of financial services, all of which are difficult to predict and many of which are beyond the control of the Company.

PROXY	PROXY

TEAM FINANCIAL, INC.

8 West Peoria, Suite 200

Paola, Kansas  66071

1.           Election of three Class III Directors.

The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
Robert M. Blachly	☐	☐
Carolyn S. Jacobs	☐	☐
Denis Kurtenbach	☐	☐

2.           Proposal regarding the extension of the term of the 1999 Employee Stock Purchase Plan.

The Board of Directors recommends a vote FOR Proposal Number 2.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.           Ratification of the appointment of KPMG LLP as our independent auditors for 2008.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent auditors for 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.           Transaction of such other business as may properly come before the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:                   , 2008

SIGNATURE

SIGNATURE IF HELD JOINTLY

Please sign your name exactly as it appears above.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The above signed shareholder of Team Financial, Inc. acknowledges receipt of the notice of the annual meeting of shareholders, to be held on Tuesday, June 17, 2008, at 9:00 a.m., at the Paola High School Auditorium, 401 North Angela, Paola, Kansas, and hereby appoints Carolyn S. Jacobs and Julie L. Boyle, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the above signed at the annual meeting and at all adjournments thereof, hereby ratifying and confirming all that the attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the above signed shareholder’s shares as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the above signed shareholder.  If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.